                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

   Filed by the registrant                                    /X/
   Filed by a party other than the registrant                 / /
   Check the appropriate box:

           / /  Preliminary proxy statement

           /x/  Definitive proxy statement

           /x/  Definitive additional materials

           / /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          Chester Valley Bancorp Inc.
          -----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter

                          Chester Valley Bancorp Inc.
          -----------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

                 /x/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1),
                      or 14a-6(j)(2).

                 / / $500 per each party to the controversy pursuant to Exchange Act Rule 14-a-6(i)(3).

                 / / Fee computed on table below per Exchange Act Rules 14-a-6(i)(4) and 0-11.

                (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
                (2) Aggregate number of securities to which transaction applies:


- --------------------------------------------------------------------------------
                (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
                       0-11:


- --------------------------------------------------------------------------------
                (4)    Proposed maximum aggregate value of transaction:


                 / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                (1)    Amount previously paid:


- --------------------------------------------------------------------------------
                (2)    Form, schedule or registration statement no.:


- --------------------------------------------------------------------------------
                (3)    Filing Party:


- --------------------------------------------------------------------------------
                (4)    Date filed:


- --------------------------------------------------------------------------------

                          CHESTER VALLEY BANCORP INC.
                           100 EAST LANCASTER AVENUE
                        DOWNINGTOWN, PENNSYLVANIA  19335
                                 (610) 269-9700

                            NOTICE OF ANNUAL MEETING
                         TO BE HELD ON OCTOBER 23, 1996

TO THE SHAREHOLDERS OF CHESTER VALLEY BANCORP INC:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Chester Valley Bancorp Inc. (the "Company") will be held on Wednesday, October 23, 1996, at 10:00 AM Eastern Time, at the Chester Valley Golf and Country Club, 430 Swedesford Road in Malvern, Pennsylvania, for the following purposes:

         (1) To elect three directors for a term of three years or until their successors have been elected and qualified;

         (2) To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending June 30, 1997; and

         (3) To transact such other business as may properly come before the meeting.

         Shareholders of record at the close of business on August 29, 1996, are entitled to notice of and to vote at the Annual Meeting.

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED, REGARDLESS OF THE NUMBER YOU OWN. ACCORDINGLY, EVEN IF YOU PLAN TO BE PRESENT AT THE MEETING YOU ARE URGED TO PROMPTLY COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE ACCOMPANYING THIS NOTICE. NO POSTAGE NEED BE AFFIXED TO THE RETURN ENVELOPE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                               Anthony J. Biondi, Secretary
Downingtown, Pennsylvania
September 20, 1996

                          CHESTER VALLEY BANCORP INC.
                           100 EAST LANCASTER AVENUE
                        DOWNINGTOWN, PENNSYLVANIA  19335

             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 23, 1996


         This Proxy Statement is furnished to the holders of common stock of Chester Valley Bancorp Inc. (the "Company"), a holding company which owns all of the outstanding shares of stock of First Financial Savings Association ("First Financial"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Shareholders to be held on October 23, 1996, at 10:00 AM Eastern Time at the Chester Valley Golf and Country Club, 430 Swedesford Road in Malvern, Pennsylvania, and at any adjournment thereof.

         This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about September 20, 1996.

VOTING AND PROXY INFORMATION

         Only holders of record of the Company's common stock, par value $1.00 per share, at the close of business on August 29, 1996 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had 1,564,663 outstanding shares of common stock. Each outstanding share of the Company's common stock entitles the record holder thereof to one vote.

         Shareholders may vote at the Annual Meeting in person or by proxy. The proxy solicited hereby, if properly signed and returned to the Company before the Annual Meeting and not subsequently revoked, will be voted in accordance with the instructions specified therein. If no instructions otherwise are given, the proxy will be voted FOR the nominees for director listed below and FOR the ratification of the appointment of the Company's independent auditors.

         Any additional business that may properly come before the Annual Meeting will be voted upon by the proxies in accordance with their best judgment. Management of the Company is not aware of any additional matters that may come before the meeting.

         A shareholder who has submitted a proxy may revoke it at any time before it is exercised by providing written notice of its revocation to the Secretary of the Company.

         The Company's Bylaws provide that a quorum at an annual meeting consists of shareholders representing, either in person or by proxy, a majority of the votes that all shareholders are entitled to cast on the matters to come before the meeting, and that a majority of the votes cast by all shareholders present in person or by proxy and entitled to vote will decide any question brought before the meeting unless otherwise provided by statute or the Company's Bylaws or Articles of Incorporation.

         The nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast will be elected as directors. The affirmative vote of a majority of the votes cast by all shareholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is necessary to approve the ratification of the appointment of the Company's independent auditor.

         Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will have no effect on the outcome of voting with respect to the proposals.

SOLICITATION OF PROXIES

         The expenses of the solicitation of proxies will be borne by the Company. Certain officers, directors and employees of the Company may solicit proxies personally, by mail, telephone, telegraph, or otherwise. Such persons will not receive any fees or other compensation for such solicitation. The Company will reimburse brokers, custodians, nominees and fiduciaries for all reasonable expenses which they have incurred in sending proxy materials to the beneficial owners of the Company's common stock held by them.

CERTAIN BENEFICIAL OWNERS AND SECURITY OWNERSHIP OF MANAGEMENT

         Set forth below is certain information as of August 1, 1996, concerning the beneficial ownership of the Company's common stock by each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding common stock of the Company, each nominee for election as director, each other member of the Company's Board of Directors, the Chief Executive Officer, and all directors and executive officers as a group.


=============================================================================================================
  NAME AND ADDRESS OF                       NUMBER OF SHARES                   PERCENT OF
  BENEFICIAL OWNER                          BENEFICIALLY OWNED (1)             COMMON STOCK (2)
- -------------------------------------------------------------------------------------------------------------
  Anthony J. Biondi                         15,910                                         1% (3)(6)
  207 Shoreline Drive
  Honey Brook PA  19344
- -------------------------------------------------------------------------------------------------------------
  Robert J. Bradbury                        79,211                                         5% (3)
  208 Pond View
  Kennett Square PA  19348
- -------------------------------------------------------------------------------------------------------------
  Gerard F. Griesser                        8,194                                          * (3)(5)
  1885 Rose Cottage Lane
  Malvern PA  19355
- -------------------------------------------------------------------------------------------------------------
  James E. McErlane                         91,142                                         6%  (3)(4)
  Lamb, Windle & McErlane, P.C.
  24 E. Market Street
  West Chester PA  19381
- -------------------------------------------------------------------------------------------------------------
  Edward H. Plank                           21,958                                         1%
  RD #2, Box 209
  Glenmoore Pa  19343
=============================================================================================================

=============================================================================================================
  NAME AND ADDRESS OF                       NUMBER OF SHARES                    PERCENT OF
  BENEFICIAL OWNER                          BENEFICIALLY OWNED (1)              COMMON STOCK (2)
- -------------------------------------------------------------------------------------------------------------
  Richard L. Radcliff                       10,706                                         * (3)(5)
  300 Hadfield Road
  Downingtown PA  19355
- -------------------------------------------------------------------------------------------------------------
  Ellen Ann Roberts                         51,878                                         3% (6)
  11 Park Lane
  Downingtown PA  19355
- -------------------------------------------------------------------------------------------------------------
  Emory S. Todd, Jr.                        6,936                                          *    (3)
  1048 Seven Oaks Road
  Chester Springs PA  19425
- -------------------------------------------------------------------------------------------------------------
  Edward L. Towson                          12,341                                         *
  105 Buckley Court
  Chester Springs PA  19425
- -------------------------------------------------------------------------------------------------------------
  William M. Wright                         9,960                                          * (3)
  45 Gunning Lane
  Downingtown PA  19335
- -------------------------------------------------------------------------------------------------------------
  Chester Valley Bancorp Inc.               177,997                                        12%  (7)
  Employee Stock Ownership Plan
  (the "ESOP")
  100 E. Lancaster Avenue
  Downingtown PA  19335
- -------------------------------------------------------------------------------------------------------------
  Directors and Executive Officers as a     298,103                                        19% (8)
  Group (11 persons)
=============================================================================================================



- ----------------------------------

(1) Pursuant to rules promulgated under the Securities Exchange Act of 1934 (The "Exchange Act"), an individual is considered to beneficially own any shares of common stock if he or she has or shares: (1) voting power, which includes the power to vote, or to direct the voting of, the shares; or (2) investment power, which includes the power to dispose of, or to direct the disposition of, the shares. Except as otherwise indicated, the individuals named exercise sole voting and investment power over the indicated shares.

(2) The percentages were calculated based upon the shares of common stock outstanding on August 1, 1996, which equaled 1,565,400.

(3) Includes shares purchasable under stock options that are presently exercisable to purchase shares of common stock as follows: Mr. Biondi
         - 552 shares; Mr. Bradbury - 3,147 shares; Mr. Griesser - 1,103 shares; Mr. McErlane - 3,147 shares; Mr. Radcliff - 3,148 shares; Mr. Todd - 1,103 shares; and Mr. Wright - 1,103 shares.

(4) Includes 40,757 shares held in a trust, of which Mr. McErlane is a co-trustee. Mr. McErlane has shared voting and investment power over the shares held in the trust.

(5) Includes shares registered as follows: Mr. Radcliff's spouse - 1,551 and Mr. Griesser's spouse - 79.

(6) Includes 7,011 shares of common stock held in Ms. Roberts' ESOP account and 4,767 shares held in Mr. Biondi's ESOP account.


(7) As of August 1, 1996, the ESOP held 177,997 shares of the Company's common stock, of which 89,400 shares were allocated to participants' accounts. Under the terms of the Plan and the trust agreement for the ESOP, the trustees of the ESOP, Meridian Bank and Fulton Bank, share voting power over shares that have not been allocated to participants' accounts, or 88,597 shares as of August 1, 1996, and the trustees have the authority to dispose of allocated and unallocated shares only pursuant to the directions of participants with respect to a response to a tender or exchange offer. Shares which are allocated to participants' accounts are voted by the trustees in accordance with instructions from the participants. The trustees are empowered to vote any unallocated shares, as well as any shares for which instructions from participants are not received in a timely manner, at their sole discretion. The ESOP Committee which administers the Plan is composed of three individuals appointed by the Company's Board of Directors and has dispositive power with respect to all shares, except with respect to a response to a tender or exchange offer. Ellen Ann Roberts, a Director and President and Chief Executive Officer of the Company; Edward H. Plank, a Director and Chairman of the Board of the Company; and Edward L. Towson, a Director of the Company, serve as members of the ESOP Committee. The individual members of the ESOP Committee disclaim beneficial ownership of the shares held by the ESOP, except that Ms. Roberts does not disclaim beneficial ownership of those shares which are allocated to her account as a participant in the ESOP.

(8) Includes 13,875 shares of common stock purchasable pursuant to stock options that are presently exercisable, and 16,575 shares allocated to executive officers' accounts in the ESOP. Excludes all other shares in the ESOP with respect to which three directors, in their capacity as Plan Administrators, have dispositive power and do not have voting power.

* Indicates beneficial ownership of less than 1% of the issued and outstanding common stock.


                      ELECTION OF DIRECTORS OF THE COMPANY

                                 (PROXY ITEM 1)

ELECTION OF DIRECTORS; CONTINUING DIRECTORS

         The Company's Bylaws provide that the Board of Directors shall consist of not less than three directors, with the exact number of directors at any time to be determined by the Board. The Board of Directors has fixed the number of directors at ten.

         The Company's Bylaws and charter also provide for the division of the Board of Directors into three classes as nearly equal in number as possible, with members of each class having a term of office of three years. The term of office of one class of directors expires each year in rotation so that one class is elected at each annual meeting of shareholders for a three-year term. The term of three of the present directors will expire at the 1996 Annual
Meeting.   At this Annual Meeting, three directors will be elected for a three-year term expiring in 1999 or until their successors are elected and have qualified.

         Unless contrary instructions are given, the shares represented by proxies solicited hereby will be voted for the nominees named below. Any shareholder who wishes to withhold authority from the proxy holders to vote for the election of directors or to withhold authority to vote for any individual nominee may do so by marking his or her proxy to that effect. Shareholders cannot cumulate their votes for the election of directors. No proxy may be voted for a greater number of persons than the number of nominees named.

         Each of the nominees named below has consented to being named as a nominee and has agreed to serve, if elected. If any nominee should become unable to serve, the persons named in the proxy may vote for another nominee. The Company's Board of Directors has no reason to believe that any nominee listed below will be unable to serve as a director.

         Set forth below is certain information as of August 1, 1996, concerning each nominee for election as director and each other continuing member of the Company's Board of Directors. No nominee or director of the Company is related to any other director or executive officer of the Company.

               NOMINEES FOR THE THREE-YEAR TERM EXPIRING IN 1999


=========================================================================================================
                           POSITION WITH THE COMPANY AND PRINCIPAL OCCUPATION
  NAME AND AGE             DURING THE PAST FIVE 5 YEARS                           DIRECTOR SINCE (1)
=========================================================================================================
  Gerard F. Griesser       Director; President of Trident Financial Group,        1988
  (Age 47)                 Inc. in Devon, Pennsylvania,  since before 1987
- ---------------------------------------------------------------------------------------------------------
  Richard L. Radcliff      Director; President and co-owner of Radcliff & Sipe    1975
  (Age 65)                 - Architects, Inc. in West Chester, Pennsylvania,
                           since before 1987
- ---------------------------------------------------------------------------------------------------------
  Emory S. Todd, Jr.       Director; self-employed as a Certified Public          1987
  (Age 55)                 Accountant in Chester Springs, Pennsylvania, since
                           before 1987
=========================================================================================================

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                      THE NOMINEES BE ELECTED AS DIRECTORS

                                OTHER DIRECTORS



=========================================================================================================
                           POSITION WITH THE COMPANY AND PRINCIPAL OCCUPATION     DIRECTOR SINCE (1)/
  NAME AND AGE             DURING THE PAST FIVE YEARS                             TERM EXPIRING
=========================================================================================================
  Anthony J. Biondi        Director; Executive Vice President of the Company      1995/1998
  (Age 42)                 and First Financial since 1993; Treasurer since
                           1986; Secretary since 1987; served in various
                           management positions since joining First Financial
                           in 1981.
- ---------------------------------------------------------------------------------------------------------
  Robert J. Bradbury       Director; Executive Vice President of Dolphin &        1992/1997
  (Age 49)                 Bradbury Investment Bankers, Philadelphia,
                           Pennsylvania, from 1986 to 1994, and Co-Chairman
                           since 1995
- ---------------------------------------------------------------------------------------------------------
  James E. McErlane        Director; Attorney and Principal of Lamb, Windle &     1991/1997
  (Age 53)                 McErlane, P.C., West Chester, Pennsylvania, since
                           1971
- ---------------------------------------------------------------------------------------------------------
  Edward H. Plank          Director and Chairman of the Board; President of       1969/1998
  (Age 75)                 First Financial from 1984 until February 1987, and
                           its Chairman of the Board since February 1987;
                           owner of the building firm of Edward H. Plank in
                           Glenmoore, Pennsylvania, since 1952.
- ---------------------------------------------------------------------------------------------------------
  Ellen Ann Roberts        Director, President and Chief Executive Officer        1958/1998
  (Age 70)                 ("CEO") of the Company; CEO of First Financial
                           since 1958 and its President since February 1987;
                           served in various management positions since
                           joining First Financial in 1948, including
                           Executive Vice President from 1973 to February
                           1987.
- ---------------------------------------------------------------------------------------------------------
  Edward L. Towson         Director; retired former owner of the Towson           1987/1997
  (Age 83)                 Funeral Home in Downingtown, Pennsylvania
- ---------------------------------------------------------------------------------------------------------
  William M. Wright        Director; General Manager of Malcolm Wright Buick      1980/1998
  (Age 56)                 Olds, Inc., in Coatesville, Pennsylvania, since
                           1961.
=========================================================================================================



- ------------------------

(1) Includes service as a director of First Financial prior to the formation of the Company, as a savings and loan holding company, in 1990.

SHAREHOLDER NOMINATIONS

         The Company's Bylaws provide procedures which shareholders must follow in order to make nominations for election to the Company's Board of Directors. Under these provisions, shareholders may make nominations for election to the Board of Directors by submitting such nominations in writing to the Secretary of the Company at least 30 days prior to the date of an annual meeting, together with information about the person(s) proposed to be nominated that is required to be disclosed in a proxy statement for solicitation of proxies with respect to nominees for election as directors pursuant to regulations under the Exchange Act. Only those persons nominated by the Board of Directors and by shareholders as described above shall be voted upon at the Annual Meeting, unless the Board fails to make its nominations at least 30 days before the Annual Meeting, in which case nominations for directors may be made at the Annual Meeting by any shareholder entitled to vote at such meeting.

MEETINGS AND FEE ARRANGEMENTS OF THE BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors of the Company and First Financial meet regularly once each month and may have additional special meetings. Directors of First Financial, with the exception of those who are full-time employees of First Financial, receive a fee of $600 per meeting for each First Financial board meeting attended. Directors do not receive a fee for attendance at the Company's board meetings. In addition, the Chairman of the Board receives an annual fee of $32,100 for his services as Chairman. During the fiscal year ended June 30, 1996, the Boards of Directors of both the Company and First Financial met 11 times.

         Non-employee directors also were eligible to receive options under the Company's 1993 Stock Option Plan (the "Stock Option Plan"). In the fiscal year ended June 30, 1996, however, no options were granted to them.

         The Board of Directors of the Company has an Audit Committee, the members of which are also members of the Audit Committee of First Financial and customarily hold joint meetings of both committees. Members of the Audit Committee receive a fee of $100 per Audit Committee meeting attended. The Audit Committee reviews the records and affairs of the Company and First Financial to determine their financial condition and monitor their adherence in accounting and financial reporting matters to generally accepted accounting principles. The Committee also reviews the system of internal controls with management and separately with the independent auditors. The Audit Committee is composed of Messrs. Todd (Chairman), Wright, Griesser, and Towson. The Audit Committee met one time during the fiscal year ended June 30, 1996.

         The Boards of the Company and First Financial have Executive Committees which are authorized to exercise the powers of the Boards of Directors between regular meetings of the Boards. Both Executive Committees are composed of Ms. Roberts (Chairman) and Messrs. Bradbury, McErlane, Plank and Radcliff. Executive Committee members, with the exception of Ms. Roberts, receive $100 for each Executive Committee meeting attended. The Executive Committee did not meet during fiscal 1996.

         First Financial's Board of Directors has a Personnel Committee which reviews and approves recommendations for salary increases consistent with First Financial's compensation plans. The Committee is composed of Messrs. Wright (Chairman), Griesser, McErlane, Plank, and Ms. Roberts. Personnel Committee members, with the exception of Ms. Roberts, receive $100 per meeting attended. The Personnel Committee met one time during fiscal year 1996.

         In fiscal 1996 each director of the Company attended at least 75% of the aggregate of the number of meetings of the Company's Board and the number of meetings held by committees of the Company's Board on which he or she served.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership, in a timely fashion, with the Securities and Exchange Commission. Five of the Company's directors, Messrs. Biondi, Bradbury, McErlane, Plank and Wright, each filed one late report during the Company's most recent fiscal year. In Mr. Plank's case, the report disclosed two transactions that were not reported on a timely basis. In the case of each other such person, the report disclosed one transaction that was not reported on a timely basis.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         The following information is provided with respect to executive officers of the Company who do not serve on its Board of Directors (i.e., executive officers in addition to Ms. Roberts). There are no arrangements or understanding between the Company and any person pursuant to which any such officers were selected. No executive officer is related to any other executive officer or director of the Company.

         Colin N. Maropis (age 44) - Senior Vice President of the Company and First Financial

         Mr. Maropis joined First Financial in 1977 and held a variety of positions, including that of Assistant Vice President of Lending from 1983 to 1986. In September 1986 he was appointed Vice President of Lending, a position he held until his appointment to Senior Vice President in May 1989.

COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth the cash compensation paid or accrued by the Company or First Financial, as well as certain other compensation paid or accrued, during each of the last three fiscal years, to the Chief Executive Officer ("CEO"). No other executive officer's salary and bonus exceeded $100,000 during any such fiscal year.


===============================================================================================================
                                              ANNUAL COMPENSATION
- ---------------------------------------------------------------------------------------------------------------
  NAME AND PRINCIPAL POSITION          YEAR                SALARY(1)          ALL OTHER COMPENSATION(2) (3)
- ---------------------------------------------------------------------------------------------------------------
  Ellen Ann Roberts                    1996                $128,000           $22,298
  President and CEO                    1995                $123,000           $21,329
                                       1994                $115,000           $31,433
===============================================================================================================


         (1) The CEO is also a salaried officer of First Financial and received all of her salary in fiscal 1996 from First Financial. The Company has no employees.

         (2) This represents the value of the common stock allocated to the account of the CEO in the ESOP during such fiscal year, valued as of the date of such allocation, and the amount of net income of the Employee Stock Ownership Trust (which holds the assets of the ESOP) credited to the CEO's ESOP account during each such fiscal year.

         (3) No options were granted to or exercised by the CEO in fiscal 1996 under the Stock Option Plan.

EMPLOYMENT AGREEMENTS

         The Company and First Financial have entered into an employment agreement with Ellen Ann Roberts, their Chief Executive Officer, having a three-year term. The term of the CEO's employment agreement is automatically extended for one year upon each anniversary of the commencement date of the agreement after review and approval by the Board of Directors unless notice is given by either party at least 45 days prior to such anniversary date. The agreement provides for a minimum annual base salary which may be increased from time to time by agreement of the parties, presently of $133,000.

         Under the agreement, the CEO's employment is terminable for any reason by the Company and First Financial, but any such termination without just cause, as defined, would entitle the CEO to receive certain severance benefits described below. Termination for "just cause" is defined in the agreements to mean termination for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, willful violation of any law, rule or regulation (other than traffic violations or similar offenses), willful violation of a final cease-and-desist order, willful or intentional breach or neglect of the CEO's duties under the agreement, persistent negligence or misconduct in the performance of such duties or a material breach of any of the terms of the agreement. The agreement provides for payment of a death benefit, if the CEO should die with heirs during the term of the agreement, in an amount equal to one-half of the CEO's total yearly compensation at the date of death. The agreement also contains provisions which provide the CEO with specified severance benefits in the event that she voluntarily terminates her employment for good reason, as defined. The agreement does not contain any provision restricting the CEO's right to compete against the Company or First Financial upon termination of employment.

         If the CEO's employment is terminated by the Company and First Financial for other than just cause, or if the CEO terminates her employment for good reason consisting of (i) a failure by the Company and First Financial to comply with any material provisions of the agreement (unless cured within 10 days after notice of noncompliance has been given by the CEO to the Company and First Financial) or (ii) any purported termination of the CEO's employment which is effected by the Company and First Financial without proper notice specifying the basis for termination, then the employment agreement requires the Company and First Financial to pay as severance to the CEO an amount equal to the sum of the CEO's annual base compensation at the time of termination plus the compensation the CEO would have received during the remaining term of the Agreement based upon her annual base compensation in effect prior to proper notice of termination having been given, such payment to be made over a two-year period. If the CEO's employment were terminated by reason of these provisions on the date of this Proxy Statement, she would be entitled to receive approximately $498,750 under the employment agreement. In addition, if the CEO's employment is terminated for other than just cause or by reason of an order issued by a federal or state savings association regulatory authority removing the CEO from office or prohibiting the CEO from participating in the conduct of the Company's or First Financial's affairs or if the CEO voluntarily terminates her employment for good reason (as defined), the Company and First Financial shall maintain in effect for the continued benefit of the CEO, for three years, all employee benefit plans and programs in which the CEO was entitled to participate immediately prior to the date of termination, to the extent permissible under the general terms and provisions of such plans and programs.

         The employment agreement further provides for severance payments if the CEO voluntarily terminates her employment for good reason consisting of (a) the occurrence of a change in control of the Company or First Financial or (b) after a change in control of the Company or First Financial, (1) the assignment to the CEO of any duties inconsistent with the CEO's positions, duties, responsibilities and status with the Company and First Financial immediately prior to the change in control, (2) a change in the CEO's reporting responsibilities, titles or offices as in effect immediately prior to the change in control, or (3) any removal of the CEO from, or any failure to re-elect the CEO to, any such positions (unless in connection with a termination of the CEO's employment for just cause, disability, death or retirement, or by reason of an order issued by a federal or state savings association regulatory authority removing the CEO from office or prohibiting the CEO from participating in the conduct of the Company's or First Financial's affairs). In such case, the severance payment from the Company and First Financial to the CEO will consist of a severance payment of an amount equal to the product of (i) the average aggregate annual compensation paid to the CEO and includable in the CEO's gross income for federal income tax purposes during the five calendar years preceding the taxable year in which the date of termination occurs, multiplied by (ii) 2.99, such payment to be made in a lump sum on or before the fifth day following the date of termination. Such amount will be paid within five business days following the termination of employment. If the employment of the CEO were terminated by reason of these provisions on the date of this Proxy Statement, she would be entitled to receive $317,920 under the employment agreement. Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), states that severance payments which exceed the base compensation (the individual's compensation from the employer) of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control and the aggregate present value of payments in the nature of compensation equals or exceeds three times the base compensation. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the employer is not entitled to deduct the amount of such excess payments. The employment agreement provides that if the severance payment to the CEO constitutes a parachute payment in the opinion of counsel to the Company and First Financial in consultation with the Company's independent accountants, then payment shall be reduced to the largest amount that can be paid without constituting an excess parachute payment.

         The employment agreement generally defines "change in control" to mean
(i) a change in control as defined in the regulations of the Office of Thrift Supervision, (ii) an event that would be reported in response to Item 6(e) of
Schedule 14A of the Exchange Act, (iii) the acquisition by any person (other than the Company or any person who, at the beginning of the employment contract, was a director or officer of the Company or First Financial) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company or First Financial representing 25% or more of the combined voting power of the Company's or First Financial's then outstanding securities, (iv) during any period of two consecutive years, there is a change in a majority of either the Board of Directors of the Company or First Financial for any reason unless the election of each new director was approved by at least two-thirds of the directors then in office who were directors at the beginning of the period or (v) the Company ceases to be a publicly-owned corporation. The change in control provision included in the employment agreement would increase the cost to a potential acquirer of the Company or First Financial and may therefore operate as an anti-takeover device.

         The Company also entered into employment agreements with two other executive officers. These agreements essentially provide the same terms as that of the CEO.

CERTAIN TRANSACTIONS OF MANAGEMENT AND OTHERS WITH THE COMPANY AND SUBSIDIARIES

         During the fiscal year ended June 30, 1996, First Financial made aggregate payments to Mr. Plank's building firm for routine repairs and maintenance on all of First Financial's offices and for inspection services performed in connection with loans, in the amount of $54,569. During the current fiscal year, Mr. Plank's building firm is expected to continue to perform all such services as needed and receive payments from First Financial which may approximate the amounts paid in fiscal 1996.

         James E. McErlane, a director of the Company, is a principal in a law firm which the Company and First Financial have retained during the last fiscal year and which the Company and First Financial intend to retain during the current fiscal year. During the year ended December 31, 1995, the amount of legal fees paid to Mr. McErlane's law firm did not exceed 5% of that firm's gross revenues for such fiscal year.

         Robert J. Bradbury, a director of the Company, is an executive officer, director, and principal of an investment banking firm that performed services for First Financial during the last fiscal year, and which the Company and First Financial intend to retain during the current fiscal year. Approximately 90% of the Company's purchases of investment securities for fiscal 1996 were from Dolphin & Bradbury. During the investment banking firm's last fiscal year, the amount of compensation received by Mr. Bradbury's firm from the Company and First Financial did not exceed 5% of the firm's gross revenues for such fiscal year.

         Gerard F. Griesser, a director of the Company, is a director and the president of a mortgage banking firm from which First Financial purchased single-family residential mortgage loans during the last fiscal year, and which First Financial intends to retain during the current fiscal year. During fiscal 1996 the purchases of loans from the mortgage banking firm amounted to approximately 6% of the Company's total loan originations and were purchased at market rates and on terms no more favorable to the mortgage banking firm than those obtainable on an arm's-length basis.

                      APPOINTMENT OF INDEPENDENT AUDITORS

                                 (PROXY ITEM 2)

         The Board of Directors of the Company has appointed KPMG Peat Marwick LLP, Certified Public Accountants, as the Company's independent auditors for the fiscal year ending June 30, 1997, subject to ratification of such appointment by shareholders. The submission of the appointment of KPMG Peat Marwick LLP for ratification by the shareholders is not required by law or by the Company's Bylaws. The Board of Directors is nevertheless submitting this appointment to shareholders to ascertain their views. If shareholders do not ratify the appointment, the selection of other independent public accountants will be reconsidered by the Board of Directors. Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting, will be given an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions from shareholders.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR.

               SHAREHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING

         Any shareholder proposal for consideration at the Annual Meeting of shareholders of the Company to be held in 1997 must be received by the Company at its principal offices not later than May 22, 1997, in order for it to be considered for inclusion in the Company's proxy materials relating to its 1997 Annual Meeting of shareholders. If such proposal is in compliance with all the requirements of Rule 14a-8 of the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for the next annual meeting of shareholders.


                                 ANNUAL REPORT

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended June 30, 1996, accompanies this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.


         A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 1996, MAY BE OBTAINED WITHOUT CHARGE BY ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST TO MS. LINDA SWISHER, DIRECTOR OF SHAREHOLDER RELATIONS, CHESTER VALLEY BANCORP INC., 100 EAST LANCASTER AVENUE, DOWNINGTOWN, PENNSYLVANIA 19335.


                                 OTHER MATTERS

         Management knows of no business other than as described above that is planned to be brought before the Annual Meeting. Should any other matters arise, however, the persons named on the enclosed proxy will vote thereon according to their best judgment.

                                         BY ORDER OF THE BOARD OF DIRECTORS



                                         ANTHONY J. BIONDI, SECRETARY


Downingtown, Pennsylvania
September 20, 1996

- --------------------------------------------------------------------------------

                                REVOCABLE PROXY

                         CHESTER VALLEY BANCORP INC.
                   THIS PROXY IS SOLICITED ON BEHALF OF THE
                     BOARD OF DIRECTORS OF CHESTER VALLEY
                     BANCORP INC. FOR THE ANNUAL MEETING
                OF SHAREHOLDERS TO BE HELD ON OCTOBER 23, 1996

         The undersigned, hereby revoking any proxy previously given, hereby appoints Colin N. Maropis and Pamela M. Collins, and each of them individually, as attorneys and proxies, with full power of substitution for each of them, to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Chester Valley Bancorp Inc. (the "Company") to be held on Wednesday, October 23, 1996, at 10:00 A.M. at the Chester Valley Country Club, Malvern, Pennsylvania, and
any adjournments thereof, and to vote the    number of shares of the Company's
common stock which the undersigned would be entitled to vote if personally present in the manner indicated herein and in accordance with the judgment of said proxies on any other business which may come before the Annual Meeting, all as set forth in the Notice of Annual Meeting and accompanying proxy statement, receipt of which the undersigned hereby acknowledges. This proxy may be revoked at any time prior to its exercise.


        (CONTINUED AND TO BE VOTED, SIGNED AND DATED ON REVERSE SIDE)


- --------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------
   ---------   Please mark your
A  |   x   |   votes as in this
   ---------   example.

                                            WITHHOLD
                                        AUTHORITY to vote
                 FOR all nominees       for all nominees    Nominees:
                 listed at right         listed at right                Gerard F. Griesser
 1.  ELECTION     ------------             ------------                 Richard L. Radcliff
     OF                                                                 Emory S. Todd, Jr.
     DIRECTORS    ------------             ------------

                                      FOR:     AGAINST:   ABSTAIN:
  2. Ratification of appointment of  -----     -----      -----
     KPMG Peat Marwick LLP           -----     -----      -----

                                                        Directors recommend a vote     Directors recommend a vote FOR this proposal.
Withhold Authority to vote for the following only.        FOR all such nominees.
(Print name of nominee(s) in the space provided below)                                 This proxy will be voted (1) as directed
                                                                                       hereon or, if no direction is given, for the
                                                                                       nominees for Directors listed in Item 1 and
                                                                                       for Item 2, and (2) as said proxies deem
                                                                                       advisable on such other matters as may
- ------------------------------------------------------                                 properly come before the meeting.

- ------------------------------------------------------                                 PLEASE VOTE, SIGN, DATE AND RETURN PROXY
                                                                                       CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



SIGNATURE                                     DATE
         -------------------------------------    ---------
SIGNATURE                                     DATE
         -------------------------------------    ---------
NOTE: Please date and sign exactly as name appears hereon. When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or Vice President. If a partnership, please sign in partnership name by authorized person.

- --------------------------------------------------------------------------------